Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert DeLucia, the Chief Financial Officer (Principal Financial Officer), of SharpLink Gaming, Inc.  (the “Company”), hereby certify, that, to my knowledge:

(1) The Quarterly Report on Form 10-Q for the period ended June 30, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2025

/s/ Robert DeLucia
Robert DeLucia
Chief Financial Officer (Principal Financial Officer)